SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

(a)                                 The 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”) was held on Wednesday, May 16, 2018.

(b)                                 The results of the voting on the proposals considered at the 2018 Annual Meeting were as follows:

1.                                      Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company’s 2019 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Christopher L. Conway	86,347,874	1,042,113	1,541,438
David A. Dunbar	86,347,952	1,042,035	1,541,438
Louise K. Goeser	86,648,780	741,207	1,541,438
Jes Munk Hansen	86,346,875	1,043,112	1,541,438
W. Craig Kissel	86,348,061	1,041,926	1,541,438
Joseph T. Noonan	86,999,840	390,147	1,541,438
Robert J. Pagano, Jr.	87,007,496	382,491	1,541,438
Merilee Raines	86,332,440	1,057,547	1,541,438
Joseph W. Reitmeier	86,347,938	1,042,049	1,541,438

2.                                      Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	86,216,986
Number of votes cast against the proposal:	1,096,253
Number of abstentions:	76,748
Number of broker non-votes:	1,541,438

3.                                      Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Number of votes cast for the proposal:	88,042,823
Number of votes cast against the proposal:	873,139
Number of abstentions:	15,463
Number of broker non-votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel